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                                                                    Exhibit 10.9

                       RATIFICATION AND EXCHANGE AGREEMENT

               This Ratification and Exchange Agreement (this "Agreement") is dated and entered into as of the 31st day of May, 1996 by and among South China Brewing Company Limited, a Hong Kong company (the "Brewing Company"), SCBC Distribution Company Limited, a Hong Kong company (the "Distribution Company"), Craft Brewing Holdings Limited, a British Virgin Islands company ("Craft"), and each the persons listed on the signature pages hereto.

               WHEREAS, the shareholders (the "Brewing Company Shareholders") and directors (the "Brewing Company Directors") of the Brewing Company, and the shareholders (the "Distribution Company Shareholders") and directors (the "Distribution Company Directors") of the Distribution Company and the members (the "Craft Members") and directors (the "Craft Directors") of Craft desire to ratify and confirm certain matters and to rescind the Shareholders' Agreement (the "Brewing Company Shareholders' Agreement") among the Brewing Company Shareholders party thereto a copy of which is attached hereto as Annex A and the Shareholders' Agreement (the "Distribution Company Shareholders' Agreement") among the Distribution Company Shareholders party thereto a copy of which is attached hereto as Annex B;

               WHEREAS,  each of the  Brewing  Company  Shareholders  listed  on
Schedule I hereto (the "Brewing Company Shareholders") desires to sell and Craft desires to purchase the number of shares of HK$1.00 each in the capital of the Brewing Company (the "Brewing Company Shares") set forth opposite each Brewing Company Shareholder's name in column two of Schedule I in consideration of Craft issuing and delivering the number of shares of US$1.00 each in the capital of Craft (the "Old Craft Shares") to each Brewing Company Shareholder set forth opposite such Brewing Company Shareholder's name in column three of Schedule I;

               WHEREAS,  each of the Distribution Company Shareholders listed on
Schedule II hereto (the "Distribution Company Shareholders") desires to sell and Craft desires to purchase the number of shares of HK$1.00 each in the capital of the Distribution Company (the "Distribution Company Shares") set forth opposite each Distribution Company Shareholder's name in column two of Schedule II hereto in consideration of Craft issuing and delivering the number of Old Craft Shares to each Distribution Company Shareholder set forth opposite such Distribution Company Shareholder's name in column three of Schedule II;

               WHEREAS, Craft desires to ratify and approve the sale by Sazerac Company, Inc., a Louisiana corporation ("Sazerac"), to Federico Guillermo Cabo Alvarez ("Cabo") of 7,600 Old Craft Shares, constituting all of the Old Craft Shares beneficially owned by Sazerac;




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                                       2


               WHEREAS, to provide incentive to Pierre William Harrison Bordeaux ("Bordeaux"), who, as President of Sazerac, has considerable experience in the alcohol beverage industry, to agree to act as Chairman of the Board of Directors of Craft or any successor to the business of Craft incorporated in Bermuda ("Newco"), Craft desires to ratify and approve the sale by Cabo of 2,500 Old Craft Shares beneficially owned by Cabo to Bordeaux;

               WHEREAS, the Board of Directors of Craft desires to change its name to American Craft Brewing International Limited;

                WHEREAS, Craft desires to appoint Bordeaux Chairman of the Board of Directors of Craft, to appoint James L. Ake ("Ake") Executive Vice President and Secretary of Craft and to appoint David K. Haines ("Haines") Managing Director for Hong Kong Operations of Craft;

               WHEREAS, each of the persons having the right to acquire the Old Craft Shares listed on Schedule III hereto (the "Hong Kong Investors") desires to consummate the acquisition of the number of Old Craft Shares set forth opposite each Hong Kong Investor's name in column two of Schedule III hereto and for which such Hong Kong Investor heretofore has remitted to the Brewing Company the amount set forth opposite such Hong Kong Investor's name in column three of
Schedule III, and Craft desires to issue such number of Old Craft Shares to each such Hong Kong Investor;

               WHEREAS, Craft desires to engage in a share split whereby each Craft Member would receive eighty shares of US$0.01 each in the capital of Craft (the "New Craft Shares") for each Old Craft Share held by such Craft Member;

               WHEREAS, Craft desires to merge into Newco;

                WHEREAS,   Craft  desires  to  borrow  US$350,000  from  certain
lenders; and

                WHEREAS, the parties desire to take such other actions as described herein;

               NOW THEREFORE, the parties hereto agree and take corporate action as follows:



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                                       3


                                    ARTICLE I

Authorization, Ratification, Confirmation and Rescission Matters Relating to the
                                 Brewing Company

               1.  The undersigned Brewing Company Directors hereby:

                  1.1 acknowledge and confirm the allotment, dated as of October 26, 1995, of that number of Brewing Company Shares set forth opposite the name of each Brewing Company Shareholder set forth on Schedule IV hereto;

                  1.2 approve the transfer of the number of Brewing Company Shares set forth opposite each Brewing Company Shareholder's name in column two of Schedule I from each such Brewing Company Shareholder to Craft subject to the relevant instruments of transfer and bought and sold notes being properly stamped and confirm that the resolution of the Board of Directors of the Brewing Company dated December 31, 1995 authorizing the transfer of 4,749 Brewing Company Shares to Craft was erroneously recorded and that such transfer has not in fact been consummated;

                  1.3 authorize, subject to the relevant instruments of transfer and bought and sold notes being properly stamped, the issuance and delivery of a share certificate evidencing the Brewing Company Shares being transferred to Craft pursuant to Article IV hereof and the entry of Craft's name as the transferee of such Brewing Company Shares in the Brewing Company's register of members;

                  1.4 acknowledge and confirm that the Brewing Company's fiscal year end shall be October 31;

                  1.5 acknowledge and confirm the resignation of Tengis Limited as Secretary of the Brewing Company effective as of May 25, 1995 and the appointment J. P. Walsh & Co. as Secretary of the Brewing Company effective as of June 20, 1995;

                  1.6 acknowledge and confirm the resignation of OnLine Group Limited as a director of the Brewing Company effective as of April 11, 1995;



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                                       4


                  1.7 acknowledge and confirm that the registered office of the Brewing Company, effective as of October 18, 1994, is located at Unit A1, 1/F, Vita Tower, 29 Wong Chuk Road, Aberdeen, Hong Kong;

                  1.8 acknowledge and confirm the resignation of Lunar Holdings Limited ("Lunar") as a director of the Brewing Company and the election of Haines pursuant to
                          Article 83 of the Brewing Company's Articles of Association to fill the resulting vacancy, in each case effective as of March 15, 1996;

                  1.9 elect Bordeaux Chairman of the Board of Directors of the Brewing Company;

                  1.10    elect Haines Managing Director of the Brewing Company;

                  1.11 agree that by their execution of this Agreement all resolutions, authorizations or approvals of the Brewing Company Directors contained herein shall be regarded as being resolved, authorized or approved by the Brewing Company Directors by written resolution pursuant to Article 107 of the Articles of Association of the Brewing Company; and

                  1.12 approve this Agreement and authorize Bordeaux to execute this Agreement on behalf of the Brewing Company.

               2.  The undersigned Brewing Company Shareholders hereby:

                  2.1 agree that any and all bought notes and instruments of transfer previously signed by each of them in escrow in respect of the number of Brewing Company Shares set forth opposite his name in column two of Schedule I shall be regarded as null and void as of the date hereof and shall cease to have any effect; and

                  2.2 rescind the Brewing Company Shareholders' Agreement and agree that such agreement shall be void and no longer of any force and effect.

                                   ARTICLE II

Authorization, Ratification, Confirmation and Rescission Matters Relating to the
                              Distribution Company



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                                       5


               1.  The undersigned Distribution Company Directors hereby:

                  1.1 acknowledge and confirm the allotment of October 26, 1995 of that number of Distribution Company Shares set forth opposite the name of each Distribution Company Shareholder set forth on Schedule V hereto;

                  1.2     approve  the  transfer  of the number of  Distribution
                          Company Shares set forth opposite each Distribution Company Shareholder's name in column two of Schedule II from each such Distribution Company Shareholder to Craft subject to the relevant instruments of transfer and bought and sold notes being properly stamped;

                  1.3 authorize, subject to the relevant instruments of transfer and bought and sold notes being properly stamped, the issuance and delivery of a share certificate evidencing the Distribution Company Shares being transferred to Craft pursuant to Article V hereof and the entry of Craft's name as the transferee of such Distribution Company Shares in the Distribution Company's register of members;

                  1.4 acknowledge and confirm the resignation of Sovereign Secretaries (HK) Limited as Secretary of the Distribution Company effective as of July 11, 1995 and the appointment of J. P. Walsh & Co. as Secretary of the Distribution Company effective as of July 11, 1995;

                  1.5 acknowledge and confirm the election of Bordeaux, Norman Herbert Brown, Jr., ("Brown") and John F. Beaudette to the Board of Directors of the Distribution Company effective as of October 16, 1995;

                  1.6 acknowledge and confirm the resignation of Lunar as a director of the Distribution Company pursuant to
                          Article 15 of the Distribution Company's Articles of Association and the election of Haines to fill the resulting vacancy, in each case effective as of March 15, 1995;

                  1.7 acknowledge and confirm the resolutions of the Distribution Company Directors passed at meetings of the Board of Directors of the Distribution Company on September 26, 1995 and January 31, 1996,
                          notwithstanding the fact that the directors participated by telephone;



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                                       6


                  1.8 elect Bordeaux Chairman of the Board of Directors of the Distribution Company;

                  1.9     elect  Haines  Managing  Director of the  Distribution
                          Company;

                  1.10 adopt a seal, an impression of which is affixed hereto as Exhibit A, as the common seal of the Distribution Company;

                  1.11 agree that by their execution of this Agreement, all resolutions, authorizations or approvals of the Distribution Company Directors contained herein shall be regarded as being resolved, authorized or approved by the Distribution Company Directors by written resolution pursuant to Article 20 of the Articles of Association of the Distribution Company; and

                  1.12 approve this Agreement and authorize Bordeaux to execute this Agreement on behalf of the Distribution Company.

               2.  The undersigned Distribution Company Shareholders hereby:

                  2.1 agree that any bought and sold notes and instruments of transfer previously signed by them in escrow in respect of the number of Distribution Company Shares set forth opposite his name in column two of Schedule II shall be recorded as null and void as of the date hereof and shall cease to have any effect;

                  2.2     rescind   the   Distribution   Company   Shareholders'
                          Agreement and agree that such agreement shall be void and no longer of any force and effect;

                  2.3     Confirm that  Bordeaux's name has appeared as Peter W.
                          H. Bordeaux in all records and documents of the Distribution Company and that both the names Pierre William Harrison Bordeaux and Peter W. H. Bordeaux refer to him as the one and same person.

                                   ARTICLE III

      Authorization, Approval and Recommendation Matters Relating to Craft

               1.  The undersigned Craft Directors hereby:





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                                       7


                  1.1 authorize the issuance and delivery, effective as of the date hereof, of the Old Craft Shares (and certificates evidencing such Shares) set forth opposite each Brewing Company Stockholder's name in column three of Schedule I in exchange for the transfer and delivery of all of the Brewing Company Shares in column two of Schedule I and the entry of such Brewing Company Shareholder's name as the holder of such Old Craft Shares in Craft's register of members;

                  1.2 authorize the issuance and delivery, effective as of the date hereof, of the Old Craft Shares (and certificates evidencing such Shares) set forth opposite each Distribution Company Stockholder's name in column three of Schedule II in exchange for the transfer and delivery of all of the Distribution Company Shares in column two of Schedule II and the entry of such Distribution Company Shareholder's name as the holder of such Old Craft Shares in Craft's register of members;

                  1.3 ratify and approve, effective as of the date hereof immediately following consummation of the share transfers authorized in Sections 1.1 and 1.2 of this
                          Article III, the sale by Sazerac of 7,600 Old Craft Shares to Cabo and sale by Cabo of 2,500 Old Craft Shares to Bordeaux pursuant to that certain agreement among Sazerac, Cabo and Bordeaux dated as of June 1, 1995 attached hereto as Exhibit B;

                  1.4 authorize the issuance and delivery to the Hong Kong Investors of the Old Craft Shares set forth opposite each Hong Kong Investor's name in column two of
                          Schedule III and for which each Hong Kong Investor has remitted the amount set forth opposite such Hong Kong Investor's name in column three of Schedule III;

                  1.5 resolve that the Memorandum of Association and Articles of Association of Craft be amended to change the name of the company to American Craft Brewing International Limited;

                  1.6 resolve that the Memorandum of Association of Craft be amended by deleting Clause 9 in its entirety and replacing it with the following;

                             "9. The authorized capital is made up of one class and one series of shares divided into 5,000,000 shares of US$0.01 par value."




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                                       8


                  1.7 resolve that immediately upon the effective date of Articles IV and V, each Old Craft Share shall be split into eighty (80) shares, US$0.01 par value of Craft ("New Craft Shares") so that each Craft Member will receive the number of New Craft Shares set forth opposite such Craft Member's name on Schedule VI hereto and that any Old Craft Shares previously issued shall be canceled and void as of such effective date and shall no longer represent any right, title or interest in any capital stock of Craft;

                  1.8 accept the resignation of Lunar as a director of Craft pursuant to Article 85 of the Articles of Association of Craft and the election of Haines pursuant to
                          Article 86 of the Articles of Association of Craft to fill the resulting vacancy, in each case effective as of March 15, 1995;

                  1.9 elect Bordeaux Chairman of the Board of Directors of Craft;

                  1.10    elect Ake  Executive  Vice  President and Secretary of
                          Craft;

                  1.11    elect   Haines   Managing   Director   for  Hong  Kong
                          Operations of Craft;

                  1.12 authorize and approve the merger (the "Merger") of Craft into Newco pursuant to which each Craft member will receive one share of Newco for each New Craft Share held by such Craft Member and resolve that the Merger is in the best interest of the Craft Members;

                  1.13 approve the form, terms and provisions of the Agreement and Plan of Merger, between Craft and Newco attached hereto as Exhibit C (the "Merger Agreement") and authorize the Chairman of the Board of Craft, the Executive Vice President and Secretary of Craft and the Managing Director for Hong Kong Operations of Craft (the "Authorized Officers"), and each of their designees, to execute and deliver, in the name and on behalf of Craft, the Merger Agreement in substantially the form attached hereto, with such additions, deletions or changes as the Authorized Officer executing the same shall approve (the execution thereof by any Authorized Officer to be conclusive evidence of his approval of any such additions, deletions or changes);

                  1.14 authorize the Authorized Officers and their designees to consummate the Merger in accordance with the Merger



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                                       9


                          Agreement, and in connection therewith, to execute, deliver, acknowledge, file and record, as appropriate, any and all documents and instruments in the name of and on behalf of Craft and, if so required, under its corporate seal or otherwise as they shall deem necessary or advisable, including but not limited to filing of the appropriate certificate of merger in accordance with the laws of the British Virgins Islands;

                  1.15 authorize the Authorized Officers, in the name and on behalf of Craft, to pay all necessary, appropriate or advisable fees incurred by Craft or any of its directors, officers or agents in connection with the Merger and to execute, acknowledge, deliver and file all statements, applications, certificates, undertakings, notices, consents and other agreements with appropriate persons (including governmental agencies) and to appear before officials of any foreign or domestic governmental agencies, authorities, commissions or other similar bodies in connection with the Merger;

                  1.16 adopt the form of any and all resolutions required by such agencies, authorities, commissions or similar bodies to be adopted in connection with the Merger; and the Secretary of Craft shall evidence such adoption by filing with the records of Craft copies of such resolutions, which shall thereupon be deemed to have been duly adopted by the Board of Directors of Craft;

                  1.17    authorize  the  Authorized  Officers  to  execute  and
                          deliver any and all agreements, instruments and documents and to do any and all acts and things, and to pay such expenses and taxes, including without limitation, legal fees and expenses, as they, or any of them, deem necessary or advisable to carry out fully the Merger Agreement (and the execution and delivery thereof) and the Merger;

                  1.18 authorize the Authorized Officers, by a written power-of-attorney, to authorize any other officer, employee, agent or counsel of Craft to take any action and to execute and deliver any agreement, instrument or other document referred to in the foregoing resolutions in place of or on behalf of such officer, with full power as if such officer were taking such action himself;

                  1.19 recommend that the Craft Members' vote for approval and adoption of the Merger Agreement and the Merger;



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                                       10


                  1.20 ratify and approve the bridge financing (the "Bridge Financing") provided by Harry Allen Friedberg, John Arvanitis, Mark John Gallagher, Mark Youts, Noah Shaffer and Long Term Partners, Ltd. (collectively, the "Bridge Lenders") pursuant to which the Bridge Lenders have loaned or will lend, in the aggregate, US$350,000 to Craft in return for the issuance of Redeemable Convertible Notes, Series A (the "Redeemable Convertible Notes") in favor of each of the Bridge Lenders;

                  1.21 approve the form, terms and provisions of (i) purchase agreements between Craft, on the one hand, and each of the Bridge Lenders, on the other hand, attached hereto as Exhibits D, E, F G, H and I (the "Purchase Agreements") and (ii) the Redeemable Convertible Notes attached hereto as Exhibits J, K, L, M, N and O and approve and authorize the execution and delivery of, in the name of and on behalf of Craft, the Purchase Agreements and the Redeemable Convertible Notes by the Authorized Officers in substantially the form attached hereto, with such additions and deletions or changes as the Authorized Officers executing the same shall approve (the execution thereof by any Authorized Officer to be conclusive evidence of his approval of any such additions, deletions or changes);

                  1.22    authorize  the  Authorized  Officers  to  execute  and
                          deliver any and all agreements, instruments and documents and to do any and all acts and things, and to pay such expenses and taxes, including without limitation legal fees and expenses, as they, or any of them, deem necessary or advisable to carry out fully the Purchase Agreements and the Redeemable Convertible Notes;

                  1.23 authorize the Authorized Officers, by a written power of attorney, to authorize any other officer, employee, agent or counsel of Craft to take any action and to execute and deliver any agreement, instrument or other document referred to in the foregoing resolutions in place of or on behalf of such officer, with full power as if such officer were taking such action himself;

                  1.24 reserve for issuance pursuant to the terms of the Convertible Notes and the warrants issued pursuant to the terms thereof 500,000 New Craft Shares; and

                  1.25 approve this Agreement and authorize Bordeaux to execute this Agreement on behalf of Craft.



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                                       11


              2. The undersigned members of Craft hereby:

                  2.1 agree that any and all share certificates purporting to evidence Old Craft Shares in their hands prior to the date of this Agreement which were not considered duly issued due to lack of consideration given shall be delivered to Craft for cancellation upon execution of this Agreement and are null and void and do not represent any right, title or interest in any Old Craft Shares;

                  2.2 authorize the Merger of Craft into Newco pursuant to which the Craft Members would receive one share of Newco for each New Craft Share and approve the form, terms and provisions of the Merger Agreement; and

                  2.3 agree that any and all stock certificates representing Old Craft Shares held by each Craft Member shall be delivered to Craft upon execution of this Agreement and shall be canceled and void as of the effective date of Articles IV and V and shall no longer represent any right, title or interest in any capital stock of Craft.

                                   ARTICLE IV

                          The Brewing Company Exchange

               1. Each of the Brewing Company Shareholders hereby agrees to sell to Craft, and Craft hereby, agrees to purchase and acquire, the Brewing Company Shares set forth opposite each Brewing Company Shareholder's name in column two of Schedule I, and in consideration for each such purchase and acquisition, Craft shall issue and deliver the number of Old Craft Shares set forth opposite such Brewing Company Shareholder's name in column three of Schedule I to each such Brewing Company Shareholder.

               2. Each of the Brewing Company Shareholders and Craft agrees that:

                  2.1 completion of the sale and purchase of the number of the Brewing Company Shares set forth opposite each Brewing Company Shareholder's name in column two of
                          Schedule I pursuant to paragraph 1 above shall take place upon execution of this Agreement when all of the following conditions shall have been satisfied by each such Brewing Company Shareholder and Craft:

                          (i) each Brewing Company Shareholder shall have delivered a duly executed bought note and instrument of transfer in favor of



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                                       12


                                 Craft in respect of the number of the Brewing Company Shares set forth opposite his name in column two of Schedule I;

                          (ii) a declaration of trust duly executed by Lunar in favor of Craft in respect of one Brewing Company Share shall have been delivered to Craft; and

                          (iii) any and all share certificates representing Brewing Company Shares, other than Certificate No. 4 held by Lunar, held by such Brewing Company Shareholder shall have been delivered to Craft;

                  2.2 any stamp duty payable in connection with the sale and purchase of the number of the Brewing Company Shares set forth opposite each Brewing Company Shareholder's name in column two of Schedule I pursuant to this
                          Article IV hereof shall be borne by Craft; and

                  2.3 upon the relevant instruments of transfer and bought and sold notes being properly stamped, Craft shall tender to the Brewing Company all such share certificates delivered by the Brewing Company Shareholders under paragraph 2.1(iii) above for cancellation together with the relevant duly stamped instruments of transfer and bought and sold notes whereupon Craft shall be issued a certificate in respect of 4,749 Brewing Company Shares, thereafter, each such Brewing Company Shareholder shall have no right, title or interest in any Brewing Company Shares.

                                    ARTICLE V

                        The Distribution Company Exchange

               1. Each of the Distribution Company Shareholders hereby agrees to sell to Craft, and Craft hereby agrees to purchase and acquire, the Distribution Company Shares set forth opposite each Distribution Company Shareholder's name in column two of Schedule II, and in consideration for each such purchase and acquisition, Craft shall issue and deliver the number of Craft Shares set forth opposite such Distribution Company Shareholder's name in column three of
Schedule II to each such Distribution Company Shareholder.

               2. Each of the Distribution Company Shareholders and Craft agrees that:

                  2.1 completion of the sale and purchase of the number of the Distribution Company Shares set forth opposite each Distribution Company Shareholder's name in column two of
                        Schedule  II
                          pursuant to paragraph 1 above shall take place upon execution of this Agreement by each such Distribution Company Shareholder and Craft when all of the following conditions shall have been satisfied:

                          (i) each Distribution Company Shareholder shall have delivered to Craft a duly executed bought note and instrument of transfer in favor of
                                 Craft in respect of the number of the Distribution Company Shares set forth opposite his name in column two of Schedule II;

                          (ii) a declaration of trust duly executed by Lunar in favor of Craft in respect of one Distribution Company Share shall have been delivered to Craft; and

                          (iii) any and all share certificates representing Distribution Company Shares held by each such Distribution Company Shareholder shall have been delivered to Craft;

                  2.2 any stamp duty payable in connection with the sale and purchase of the number of the Distribution Company Shares set forth opposite each such Distribution Company Shareholder's name in column two of Schedule II pursuant to this Article V hereof shall be borne by Craft; and

                  2.3 upon the relevant instruments of transfer and bought and sold notes being properly stamped Craft shall tender to the Distribution Company all such share certificates delivered by the Distribution Company Shareholders under paragraph 2.1(iii) above for cancellation together with the relevant duly stamped instruments of transfer and bought and sold notes where upon Craft shall be issued a certificate in respect of 249 Distribution Company Shares and Lunar shall be issued a certificate in respect of one Distribution Company Share. Thereafter, each such Distribution Company Shareholder shall have no right title or interest in any Distribution Company Shares.

                                   ARTICLE VI

                           Effectiveness of Agreement

               This Agreement shall become effective when (i) counterparts hereof shall have been executed and delivered by persons entitled to receive a majority of the Old Craft Shares issued pursuant to Article III, Article IV and
Article V and by each of the Craft Directors, the Brewing Company Directors and the Distribution Company Directors and (ii) a majority of the Old Craft Shares authorized to be issued under Article III, Article IV and Article V have been issued pursuant to such Articles to the person or persons described herein.

                                   ARTICLE VII

                                  Miscellaneous

               1. This   Agreement   embodies   the   complete   agreement   and
                  understanding among the parties hereto with respect to the subject matter hereof and supersedes any prior understandings, agreements, resolutions or representations, written or oral, that may have related to the subject matter in any way. Each of the parties hereto confirms and acknowledges that he is not entitled to any shares of capital stock in the Brewing Company, the Distribution Company or Craft or any interest therein other than pursuant to this Agreement and all previous documents signed by any such party with respect to any of the matters referred to herein shall cease to have any effect unless otherwise provided herein.

               2. This Agreement may be executed in counterparts,  each of which shall be an original and all of which shall constitute one and the same instrument when a counterpart hereof has been signed by each of the parties hereto.

               3. This  Agreement  shall be governed by the laws of the State of
                  New York, but without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

               4. The article  headings in this Agreement are for convenience of reference only and shall in no event affect the meaning or interpretation of this Agreement.

               5. In this Agreement,  words  importing the singular  include the plural and vice versa, words importing a gender include every gender and references to persons include bodies corporate or unincorporate.

               IN  WITNESS  WHEREOF,   this  Agreement  has  been  executed  and
delivered by the parties hereto as of the date set forth above.

                                  SOUTH CHINA BREWING COMPANY LIMITED



                                  /s/ Pierre William Harrison Bordeaux
                                  ______________________________________________
                                  By:  Pierre William Harrison Bordeaux

                                  SCBC DISTRIBUTION COMPANY LIMITED



                                  /s/ Pierre William Harrison Bordeaux
                                  ______________________________________________
                                  By:  Pierre William Harrison Bordeaux

                                  CRAFT BREWING HOLDINGS LIMITED



                                  /s/ Pierre William Harrison Bordeaux
                                  ______________________________________________
                                  By:  Pierre William Harrison Bordeaux

                                  SAZERAC COMPANY, INC.



                                  /s/ Pierre William Harrison Bordeaux
                                  ______________________________________________
                                  By:  Pierre William Harrison Bordeaux



                                  /s/ Federico Guillermo Cabo Alvarez
                                  ______________________________________________
                                  Federico Guillermo Cabo Alvarez



                                  /s/ David K. Haines
                                  ______________________________________________
                                  By: David K. Haines

                                  BPW HOLDING, LTD.



                                  /s/ John F. Beaudette
                                  ______________________________________________
                                  By: John F. Beaudette



                                  /s/ Norman Herbert Brown, Jr.
                                  ______________________________________________
                                  Norman Herbert Brown, Jr.



                                  /s/ Harry Friedberg
                                  ______________________________________________
                                  Harry Friedberg



                                  /s/ Jonathan Julian Ashby Gurnsey
                                  ______________________________________________
                                  Jonathan Julian Ashby Gurnsey



                                  /s/ Sheldon Kasowitz
                                  ______________________________________________
                                  Sheldon Kasowitz



                                  /s/ Michael MacKenzie
                                  ______________________________________________
                                  Michael MacKenzie



                                  /s/ Jeremy Muller
                                  ______________________________________________
                                  Jeremy Muller



                                  /s/ P.M.H. Carr-Smith
                                  ______________________________________________
                                  P.M.H. Carr-Smith



                                  /s/ James Craig Chapman
                                  ______________________________________________
                                  James Craig Chapman



                                  /s/ Steven Marzo
                                  ______________________________________________
                                  Steven Marzo



                                  /s/ Danny L. Quant
                                  ______________________________________________
                                  Danny L. Quant



                                  /s/ Rajesh Sharma
                                  ______________________________________________
                                  Rajesh Sharma



                                  /s/ Philip Teed
                                  ______________________________________________
                                  Philip Teed



                                  /s/ Susan Sisko Teed
                                  ______________________________________________
                                  Susan Sisko Teed



                                  /s/ Geoffrey Carolan
                                  ______________________________________________
                                  Geoffrey Carolan



                                  /s/ David Cody
                                  ______________________________________________
                                  David Cody



                                  /s/ Thomas D. Schroeder
                                  ______________________________________________
                                  Thomas D. Schroeder



                                  /s/ C. Porter Shutt
                                  ______________________________________________
                                  C. Porter Shutt



                                  /s/ Niall Shiner
                                  ______________________________________________
                                  Niall Shiner



                                  /s/ Darryl Tang
                                  ______________________________________________
                                  Darryl Tang



                                  /s/ Michael Novogratz
                                  ______________________________________________
                                  Michael Novogratz



                                  /s/ Cyril Yap
                                  ______________________________________________
                                  Cyril Yap



                                  /s/ Alvin Khoo
                                  ______________________________________________
                                  Alvin Khoo



                                  /s/ Eric Green
                                  ______________________________________________
                                  Eric Green



                                  /s/ Peter Hirschman
                                  ______________________________________________
                                  Peter Hirschman



                                  /s/ Adam Aston
                                  ______________________________________________
                                  Adam Aston



                                  /s/ Joel Abramson
                                  ______________________________________________
                                  Joel Abramson

                                   Schedule I

-----------------------------------------------------------------------------------------
                                         South China Brewing       Craft Brewing Holdings
                                        Company Limited Shares         Limited Shares
-----------------------------------------------------------------------------------------
        (1)                                        (2)                        (3)
Sazerac Company, Inc.                             1,520                    3,800

Federico Guillermo Cabo Alvarez                   1,520                    3,800

Lunar Holdings Limited                              949                    2,375

BPW Holding, Ltd.                                   380                      950

Norman Herbert Brown, Jr.                           380                      950



                                   Schedule II


-------------------------------------------------------------------------------------------
                                       SCBC Distribution Company    Craft Brewing Holdings
                                            Limited Shares              Limited Shares
-------------------------------------------------------------------------------------------
        (1)                                 (2)                             (3)
Sazerac Company, Inc.                             80                       3,800

Federico Guillermo Cabo Alvarez                   80                       3,800

Lunar Holdings Limited                            49                       2,375

BPW Holdings, Ltd.                                20                         950

Norman Herbert Brown, Jr.                         20                         950


                                  Schedule III


-----------------------------------------------------------------------------------------
Hong Kong Investor                   Craft Brewing Holdings              Consideration
                                         Limited Shares
-----------------------------------------------------------------------------------------
        (1)                                     (2)                         (3)
Harry Friedberg                               135                        US$32,400
Jonathan Julian Ashby Gurnsey                 100                        US$24,000
Sheldon Kasowitz                              100                        US$24,000
Michael MacKenzie                              90                        US$21,600
Jeremy Muller                                  90                        US$21,600
P.M.H. Carr-Smith                              50                        US$12,000
James Craig Chapman                            50                        US$12,000
Steven Marzo                                   50                        US$12,000
Danny L. Quant                                 50                        US$12,000
Rajesh Sharma                                  50                        US$12,000
Philip & Susan Sisko Teed                      50                        US$12,000
Geoffrey Carolan                               45                        US$10,800
David Cody                                     45                        US$10,800
Thomas D. Schroeder                            45                        US$10,800
C. Porter Shutt                                45                        US$10,800
Niall Shiner                                   45                        US$10,800
Darryl Tang                                    45                        US$10,800
Michael Novogratz                              40                         US$9,600
Cyril Yap                                      40                         US$9,600
Alvin Khoo                                     25                         US$6,000
Eric Green                                     20                         US$4,800
Peter Hirschman                                20                         US$4,800
Adam Aston                                     15                         US$3,600
Joel Abramson                                   5                         US$1,200


                                   Schedule IV


-----------------------------------------------------------------------------------------
                                                     South China Brewing Company Limited
                                                     Shares Allotted on October 26, 1995
-----------------------------------------------------------------------------------------

Sazerac Company, Inc.                                                 1,519

Francisco Guillermo Cabo Alvarez                                      1,519

Lunar Holdings Limited                                                  948

BPW Holding, Ltd.                                                       380

Norman Herbert Brown, Jr.                                               379


                                   Schedule V


--------------------------------------------------------------------------------------
                                                  SCBC Distribution Company Limited
                                                 Shares Allotted on October 26, 1995
--------------------------------------------------------------------------------------

Francisco Guillermo Cabo Alvarez                                  80

Sazerac Company, Inc.                                             79

Lunar Holdings Limited                                            49

BPW Holding, Ltd.                                                 20

Norman Herbert Brown, Jr.                                         20



                                   Schedule VI

-----------------------------------------------------------------------------------------
                                                Craft Brewing Holdings Limited Shares
   Craft Brewing Holdings Limited Members             Allotted Upon Share Split
-----------------------------------------------------------------------------------------

Federico Guillermo Cabo Alvarez                               1,016,000
Lunar Holdings Limited                                          380,000
BPW Holding LLC                                                 152,000
Norman Herbert Brown, Jr.                                       152,000
Peter W. H. Bordeaux                                            200,000
Harry Friedberg                                                  10,800
Jonathan Julian Ashby Gurnsey                                     8,000
Sheldon Kasowitz                                                  8,000
Michael MacKenzie                                                 7,200
Jeremy Muller                                                     7,200
P.M.H. Carr-Smith                                                 4,000
James Craig Chapman                                               4,000
Steven Marzo                                                      4,000
Danny L. Quant                                                    4,000
Rajesh Sharma                                                     4,000
Philip & Susan Sisko Teed                                         4,000
Geoffrey Carolan                                                  3,600
David Cody                                                        3,600
Thomas D. Schroeder                                               3,600
C. Porter Shutt                                                   3,600
Niall Shiner                                                      3,600
Darryl Tang                                                       3,600
Michael Novogratz                                                 3,200
Cyril Yap                                                         3,200
Alvin Khoo                                                        2,000
Eric Green                                                        1,600
Peter Hirschman                                                   1,600
Adam Aston                                                        1,200
Joel Abramson                                                       400
